Stock-Based Compensation Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Restricted stock awards, expense	$ 84	$ 66	$ 51
Stock options, expense	8	16	16
Total stock-based compensation expense	92	82	67
Tax benefit recognized	(22)	(21)	(19)
Stock-based compensation expense, net of tax	$ 70	$ 61	$ 48